Equity Investments	12 Months Ended
Dec. 31, 2014
Equity Investments
Note 12	Equity Investments

The Company has an equity investment in TSYS de México and records its 49% ownership using the equity method of accounting. The operation prints statements and provides card-issuing support services to the equity investment clients and others.

The Company has an equity investment in CUP Data and records its 44.56% ownership using the equity method of accounting. CUP Data is sanctioned by the People’s Bank of China, China’s central bank, and has become one of the world’s largest and fastest-growing payments networks. CUP Data currently provides transaction processing, disaster recovery and other services for banks and bankcard issuers in China.

TSYS’ equity investments are recorded initially at cost and subsequently adjusted for equity in earnings, cash contributions and distributions, and foreign currency translation adjustments. TSYS believes the carrying value approximates the underlying assets of the equity investments.

TSYS’ equity in income of equity investments (net of tax) for the years ended December 31, 2014, 2013 and 2012 was $17.6 million, $13.0 million and $10.2 million, respectively.

A summary of TSYS’ equity investments as of December 31, 2014 and 2013 is as follows:

(in thousands)	2014	2013
CUP Data	$92,738	86,549
TSYS de México	7,730	7,584

Total	$100,468	94,133